Nasdaq: STRT Jennifer Slater President and CEO Matthew Pauli Senior Vice President and CFO May 8, 2026 Q3 FY2026 Financial Results Conference Call

Safe Harbor Statement Certain statements contained in this presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “planned,” “potential,” “should,” “will,” and “would.” Such forward-looking statements are inherently subject to many uncertainties in the Company’s operations and business environment. These uncertainties include general economic conditions, in particular, relating to the automotive industry, consumer demand for the Company’s and its customers’ products, competitive and technological developments, customer purchasing actions, changes in warranty provisions and customer product recall policies, work stoppages at the Company or at the location of its key customers as a result of labor disputes, foreign currency fluctuations, the impact of U.S. trade policies, tariffs and reactions to the same from foreign countries on costs and customer demand, matters adversely impacting the timing and availability of component parts and raw materials needed for the production of our products and the products of our customers and fluctuations in our costs of operation. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this presentation. In addition, such uncertainties and other operational matters are discussed further in the Company’s quarterly and annual filings with the Securities and Exchange Commission. Use of Non-GAAP Financial Metrics and Additional Financial Information In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Strattec provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures.  These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. Strattec’s management uses these measures to make strategic decisions, establish budget plans and forecasts, identify trends affecting Strattec’s business, and evaluate performance. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, will help investors evaluate Strattec’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in the supplemental slides of this presentation. MAY 8, 2026 Nasdaq: STRT Q3 FY2026 FINANCIAL RESULTS Safe Harbor Statement

MAY 8, 2026 Nasdaq: STRT Q3 FY2026 FINANCIAL RESULTS Advancing Transformation Realized $1.9 million in savings in the quarter – peak savings given timing of restructuring actions Strong Operational Cash Flow Generated $11.4 million in Q3 FY26 and $36.6 million year to date Ended the quarter with $107.0 million in cash on hand Revenue Decline in Line with Expectations Q3 FY26 revenue was $137.6 million compared with $144.1 last year Primarily driven by lower volume including customer cancelled EV programs Improved Profitability Gross margin expanded despite lower sales and FX headwinds Benefited from $1.7 million restructuring savings and $0.6 million in recoveries for cancelled programs Strattec Q3 FY2026 Quarter & Fiscal Year Highlights

MAY 8, 2026 Nasdaq: STRT Q3 FY2026 FINANCIAL RESULTS Transforming Strattec: Building a Better Business Execute Plan to Deliver Value Additional changes in Mexico operations to provide $0.8 million in annualized savings beginning in Q4 FY26 Organization still on a steep learning curve Significant efforts to stabilize supply chain Beginning to imbed new processes for improved predictability Customer Centric Strategy & Talent Getting in front of customers to listen, learn and adapt Continued talent refreshment to ignite ideas and improve communications and execution Refine and Enhance Product Portfolio Actively engaged on proposals for 2029 model years and beyond Early stages of developing relationships with other North American vehicle manufacturers $107.0 million cash balance and debt (JV) reduced to $1.0 million; since entered into new lending agreement Liquidity enables transformation and organic growth, provides cushion for industry dynamics and enables M&A strategy ($ in millions)

Nasdaq: STRT MAY 8, 2026 Q3 FY2026 FINANCIAL RESULTS Established Customers & Diverse Products ($ in millions) Q3 FY26 net sales down $6.5 million, or 4.5% 0.5% of pricing benefits 0.4% tariff recoveries 2.4% EV program cancellations 3.0% volume

Nasdaq: STRT Q3 FY26 gross margin expanded 50 basis points y/y $0.6 million in recoveries from cancelled programs $1.7 million in restructuring savings $2.5 million FX headwind $0.5 million in higher labor and benefit costs $0.3 million of incremental tariff costs YTD gross margin expanded 250 basis points $10.3 million in pricing, including tariff recoveries, and higher production volume $4.6 million in restructuring savings $1.5 million in higher labor costs in Mexico $4.6 million FX headwind Gross Margin Expansion MAY 8, 2026 Q3 FY2026 FINANCIAL RESULTS ($ in millions) 16.5% 16.0% 16.8% 14.3%

Nasdaq: STRT Q3 FY26 SAE expenses increased $1.6 million y/y to 12.8% of sales $1.3 million increase in salaries and benefits $0.4 million increase in professional fees Q3FY 26 included $1.2 million in business transformation and executive transition costs, a $0.7 million increase y/y Partially offset by $0.2 million restructuring savings and $0.7 million recovery of costs related to cancelled EV programs YTD SAE expenses increased $6.5 million to 12.0% of sales $3.0 million increase in salaries and benefits $1.0 million increase in professional fees $1.1 million incremental business transformation, restructuring and executive transition costs y/y Partially offset by $0.3 million restructuring savings and $0.7 million recovery of costs related to cancelled EV programs Managing SAE(1) & Investing in Talent MAY 8, 2026 Q3 FY2026 FINANCIAL RESULTS ($ in millions) (1) Selling, administrative and engineering expenses 12.8% 11.1% 12.0% 10.9%

ADJ. NET INCOME2 (QTR & YTD) ADJ. EBITDA2 (QTR & YTD) NET INCOME1 (QTR & YTD) Enhanced Earnings Power Nasdaq: STRT Q3 FY2026 FINANCIAL RESULTS 1 Net Income Attributable to Strattec 2 Adjusted Net Income Attributable to Strattec, Adjusted Diluted Earnings per Share, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Refer to the reconciliation of GAAP to non-GAAP metrics in the supplemental tables of this presentation. Lower net income in the quarter resulting from unfavorable impact of changes in FX FX had total impact of $(0.16) Adj. diluted EPS(2) impacted by FX YTD growth in adjusted net income reflects cost reductions and productivity improvements Adj. EBITDA margin(2) contracted in quarter due to changes in FX YTD adjusted EBITDA increased 23% MAY 8, 2026 ($ in millions except earnings per share data)

Strong Cash Generation & Capital Flexibility ($ in millions) (1) Free cash flow is a non-GAAP metric defined as cash flow from operations less capital expenditures (CapEx) Q3 FY26 FINANCIAL RESULTS Nasdaq: STRT Lower cash from operations reflects changes in working capital requirements Cash balance continues to grow from strong operating performance Total debt reduced to $1.0 million JV entered into new lending agreement April 30, 2026 Capital priorities: Strong balance sheet supports strategy Support organic growth and new customer programs Continue investing in automation and process modernization Preserve flexibility amid cyclical industry conditions Develop M&A strategy March 29, 2026 June 29, 2025 Cash and cash equivalents $ 107.0 $ 84.6 Total debt 1.0 8.0 Shareholders’ equity 267.2 246.4 Total capitalization $ 268.2 $ 254.4 Debt / total capitalization 0.3% 3.1% CAPITALIZATION Q3 FY 2026 Q23 FY 2025 YTD FY 2026 YTD FY 2025 Cash from operations $ 11.4 $ 20.7 $ 36.6 $ 41.5 CapEX (2.6) (1.2) (5.9) (4.2) Free cash flow (FCF)(1) $ 8.8 $ 19.5 $ 30.7 $ 37.3 CASH FLOW MAY 8, 2026

Q3 FY2026 FINANCIAL RESULTS MAY 8, 2026 10

OUTLOOK:

Expect Continued Improvement in Operations Against Moderating Market Demand and Challenge of Future Project Wins

(as of May 7, 2026)

Revenue

- Near-term sales expected to be consistent with NA auto production volumes
- Expect Q4 FY26 revenue to be down 3% to 4% y/y reflecting EV cancellations and lower production of key programs

Gross Margin

- Continuing to target 18% to 20% margins over next few years (assumes average 5 year peso). Achieved 16%+ range excluding unusual items.

SAE

- Expect to continue to run at 10% to 11% of revenue excluding unusual items
- Continued investment over near-term to support transformation

Cash generation

- Expect normalized run rate ~$10 million +/- per quarter

Strattec Nasdaq: STRT

PREMISSION, MOTION & HOLD Our Vision : To be the most trusted, global leader in safe and secure access solutions for the automotive and mobility industries by creating the ultimate access experience for consumers. WE ENGINEER THE ACCESS EXPERIENCE

Q3 FY2026 Financial Results Supplemental Slides www.strattec.com

Nasdaq: STRT Reconciliation of GAAP to Non-GAAP Financial Measures ($ in thousands) MAY 8, 2026 Q3 FY2026 FINANCIAL RESULTS

Nasdaq: STRT Reconciliation of GAAP to Non-GAAP Financial Measures ($ in thousands, except per share data) MAY 8, 2026 Q3 FY2026 FINANCIAL RESULTS

Strattec: The Access Engine Investor Relations Contact: Deborah K. Pawlowski, Alliance Advisors IR 716-843-3908 dpawlowski@allianceadvisors.com